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                                                                               .

                                                                    EXHIBIT 99.2

                       ANNUITY & LIFE RE (HOLDINGS), LTD.
           QUARTERLY STATEMENT OF NET INCOME AND OTHER FINANCIAL DATA

                                     12/31/2004       9/30/2004        6/30/2004        3/31/2004
                                    --------------------------------------------------------------
REVENUES
Net Premiums                        $ 13,731,847    $  9,906,337     $ 10,348,881     $ 14,310,641
Investment Income                      3,822,551       4,780,211        3,844,066        9,250,735
Realized gains(losses)                   (16,636)        (84,868)        (137,885)         678,925
Net Change in FV of ED's                 488,957         565,939          518,786          607,388
Other Revenue                            865,786       1,024,405        1,510,568        1,074,932
                                    --------------------------------------------------------------
Total Revenues                      $ 18,892,505    $ 16,192,024     $ 16,084,416       25,922,621
                                    --------------------------------------------------------------
BENEFITS AND EXPENSES
Claims and Benefits                 $(10,581,972)   $  5,669,394     $  8,769,049     $ 10,244,658
Annuity Interest                      (5,466,086)      5,513,653        1,822,643        3,529,250
Policy Acquisition &
    Insurance costs                   92,393,679       5,693,745        4,654,527        8,180,997
Financing Costs                                -               -                -                -
Operating Expenses                     2,181,650       2,410,937        7,268,575        2,767,362
                                    --------------------------------------------------------------
Total Benefits and Expenses         $ 78,527,271    $ 19,287,729     $ 22,514,794       24,722,267
Cumulative Effect                              -               -                -         (365,960)
                                    --------------------------------------------------------------
NET (LOSS) INCOME                   $(59,634,766)   $ (3,095,705)    $ (6,430,378)    $    834,394
                                    ==============================================================
ADJUSTMENTS TO NET INCOME TO
  GET TO OPERATING INCOME,
  EXCLUDING TRANSAMERICA
Realized Gains & Losses                  (16,636)        (84,868)        (137,885)         678,925
Net Change in FV of ED's (3)             488,957         565,939          518,786          607,388
Change in DAC Amort from ED's                  -               -                -                -
Shareholder lawsuit settlement                 -               -       (5,000,000)               -
Transamerica annuity contract        (54,760,434)     (2,058,655)      (1,779,533)         930,342
Transamerica SOP adjustment                    -               -                -       (2,244,720)
                                    --------------------------------------------------------------
OPERATING (LOSS) INCOME, X-TA       $ (5,346,653)   $ (1,518,121)    $    (31,746)    $    862,459
                                    ==============================================================
NET INCOME (LOSS) PER SHARE
Basic
  Shares                              25,961,161      25,945,328       25,874,495       25,786,161
  Earnings                          $      (2.30)   $      (0.12)    $      (0.25)    $       0.03
Diluted
  Shares                              25,961,161      25,945,328       25,874,495       26,126,451
  Earnings                          $      (2.30)   $      (0.12)    $      (0.25)    $       0.03
OPERATING (LOSS) INCOME, PER
  FULLY DILUTED SHARE X-TA (2)      $      (0.21)   $      (0.06)    $      (0.00)    $       0.03
LIFE INSURANCE IN FORCE
  Face Amount (000's)               $  2,344,200    $ 15,340,800     $ 16,446,500     $ 16,695,700
  Premium                           $ 17,200,000    $ 44,000,000     $ 51,200,000     $ 56,000,000
ANNUITY DEPOSITS (000s)             $     57,754       $ 621,979     $    643,402     $    677,459
EXPENSE RATIO AS A % OF
  REVENUE, X-CHANGE IN FV OF
  EMBEDDED DERIVATIVES
  Current Quarter                          11.85%          15.43%           46.70%           10.93%
  YTD                                      19.53%          22.03%           24.55%           10.93%
BOOK VALUE PER SHARE (1)            $       2.52    $       4.78     $       4.81     $       5.18

                                     12/31/2003       9/30/2003        6/30/2003        3/31/2003
                                    --------------------------------------------------------------
REVENUES
Net Premiums                        $ 18,385,942    $ 28,657,263     $ 58,563,721     $ 61,365,914
Investment Income                     (1,101,429)     16,250,225        5,734,738        8,158,689
Realized gains(losses)                  (101,432)        (52,025)       4,896,176        1,663,868
Net Change in FV of ED's               1,846,939       2,808,427       (1,717,537)      13,754,859
Other Revenue                          1,235,993       1,667,997        3,002,778        1,390,247
                                    --------------------------------------------------------------
Total Revenues                        20,266,013      49,331,887       70,479,876       86,333,577
                                    --------------------------------------------------------------
BENEFITS AND EXPENSES
Claims and Benefits                 $ 19,413,255      19,075,004       84,425,206       75,089,440
Annuity Interest                      (2,750,729)      7,642,151        4,217,542        4,871,759
Policy Acquisition &
    Insurance costs                    8,620,567      22,796,448       44,631,210       52,501,064
Financing Costs                                -               -                -                -
Operating Expenses                     2,160,343       3,605,189        5,922,358        6,346,130
                                    --------------------------------------------------------------
Total Benefits and Expenses           27,443,436      53,118,792      139,196,316      138,808,393
Cumulative Effect                              -               -                -                -
                                    --------------------------------------------------------------
NET (LOSS) INCOME                   $ (7,177,423)   $ (3,786,905)    $(68,716,440)    $(52,474,816)
                                    ==============================================================
ADJUSTMENTS TO NET INCOME TO
  GET TO OPERATING INCOME,
  EXCLUDING TRANSAMERICA
Realized Gains & Losses                 (101,432)        (52,025)       4,896,176        1,663,868
Net Change in FV of ED's (3)           1,846,939       2,808,427       (1,717,537)      13,754,859
Change in DAC Amort from ED's                  -               -                -       (6,953,904)
Shareholder lawsuit settlement                 -               -                -                -
Transamerica annuity contract            602,126      (4,449,469)        (102,918)         883,041
Transamerica SOP adjustment
                                    --------------------------------------------------------------
OPERATING (LOSS) INCOME, X-TA       $ (9,525,056)   $ (2,093,838)    $(71,792,162)    $(61,822,680)
                                    ==============================================================
NET INCOME (LOSS) PER SHARE
Basic
  Shares                              25,957,081      25,893,861       25,841,057       25,796,195
  Earnings                          $      (0.28)   $      (0.15)    $      (2.66)    $      (2.03)
Diluted
  Shares                              25,957,081      25,893,861       26,324,716       26,325,845
  Earnings                          $      (0.28)   $      (0.15)    $      (2.66)    $      (2.03)
OPERATING (LOSS) INCOME, PER
  FULLY DILUTED SHARE X-TA (2)      $      (0.37)   $      (0.08)    $      (2.73)    $      (2.35)
LIFE INSURANCE IN FORCE
  Face Amount (000's)               $ 17,510,100    $ 30,488,600     $ 60,397,300     $ 68,989,300
  Premium                           $ 54,580,000    $ 96,281,000     $156,300,000     $261,541,595
ANNUITY DEPOSITS (000s)             $    670,718    $    704,798     $    815,685     $    998,609
EXPENSE RATIO AS A % OF
  REVENUE, X-CHANGE IN FV OF
  EMBEDDED DERIVATIVES
  Current Quarter                          11.73%           7.75%            8.20%            8.74%
  YTD                                       8.60%           8.30%            8.47%            8.74%
BOOK VALUE PER SHARE (1)            $       5.11    $       5.39     $       5.52     $       8.23

                                     12/31/2002       9/30/2002        6/30/2002        3/31/2002
                                    --------------------------------------------------------------
REVENUES
Net Premiums                        $ 89,090,406    $ 84,934,401     $ 92,065,743     $ 78,006,891
Investment Income                     20,055,130      31,127,396       26,366,669       24,589,790
Realized gains(losses)                 8,935,951       9,297,351        1,837,672         (321,708)
Net Change in FV of ED's              (7,591,580)    (13,277,823)      (6,566,805)       1,590,098
Other Revenue                          2,549,743       3,549,362        6,161,207        3,896,125
                                    --------------------------------------------------------------
Total Revenues                       113,039,650     115,630,687      119,864,486      107,761,196
                                    --------------------------------------------------------------
BENEFITS AND EXPENSES
Claims and Benefits                  127,768,226      91,381,831       74,443,139       58,815,606
Annuity Interest                      14,154,754      18,345,349       20,948,167       17,922,346
Policy Acquisition &
    Insurance costs                   52,177,650      17,492,342       40,571,869       15,636,118
Financing Costs                        6,867,795       3,731,580        1,053,037        1,295,704
Operating Expenses                    11,951,126       3,826,602        3,142,272        3,657,792
                                    --------------------------------------------------------------
Total Benefits and Expenses          212,919,551     134,777,704      140,158,484       97,327,566
Cumulative Effect                              -               -                -                -
                                    --------------------------------------------------------------
NET (LOSS) INCOME                   $(99,879,901)   $(19,147,017)    $(20,293,998)    $ 10,433,630
                                    ==============================================================
ADJUSTMENTS TO NET INCOME TO
  GET TO OPERATING INCOME,
  EXCLUDING TRANSAMERICA
Realized Gains & Losses                8,935,951       9,297,351        1,837,672         (321,708)
Net Change in FV of ED's (3)          (7,591,580)    (13,277,823)      (6,566,805)       1,590,098
Change in DAC Amort from ED's            981,124       5,790,244          903,739          598,981
Shareholder lawsuit settlement                 -               -                -                -
Transamerica annuity contract         (2,799,031)          2,000      (24,123,300)          (2,300)
Transamerica SOP adjustment
                                    --------------------------------------------------------------
OPERATING (LOSS) INCOME, X-TA       $(99,406,365)   $(20,958,789)    $  7,654,696     $  8,568,559
                                    ==============================================================
NET INCOME (LOSS) PER SHARE
Basic
  Shares                              25,755,411      25,733,141       25,722,016       25,705,328
  Earnings                          $      (3.88)   $      (0.74)    $      (0.79)    $       0.41
Diluted
  Shares                              26,089,620      26,100,766       26,755,190       26,968,835
  Earnings                          $      (3.88)   $      (0.74)    $      (0.79)    $       0.39
OPERATING (LOSS) INCOME, PER
  FULLY DILUTED SHARE X-TA (2)      $      (3.81)   $      (0.80)    $       0.29     $       0.32
LIFE INSURANCE IN FORCE
  Face Amount (000's)               $117,511,100    $150,948,700     $137,182,089     $129,238,000
  Premium                           $261,541,595    $325,350,000     $333,800,000     $310,400,000
ANNUITY DEPOSITS (000s)             $  1,443,143    $  1,464,668     $  1,464,394     $  1,503,144
EXPENSE RATIO AS A % OF
  REVENUE, X-CHANGE IN FV OF
  EMBEDDED DERIVATIVES
  Current Quarter                           9.91%           2.97%            2.49%            3.45%
  YTD                                       4.68%           2.94%            2.92%            3.45%
BOOK VALUE PER SHARE (1)            $      10.28    $      14.73     $      15.21     $      15.78

                                      12/31/01         9/30/01          6/30/01          3/31/01
                                    --------------------------------------------------------------
REVENUES
Net Premiums                        $ 69,837,478    $ 66,813,664     $ 61,628,943     $ 53,513,153
Investment Income                     24,194,090      24,239,602       19,605,194       23,089,810
Realized gains(losses)                  (195,145)      1,078,933          320,629           25,621
Net Change in FV of ED's               8,596,369      (5,265,396)       1,846,981         (148,927)
Other Revenue                          5,228,601       5,512,939        4,644,690        3,133,471
                                    --------------------------------------------------------------
Total Revenues                       107,661,393      92,379,742       88,046,437       79,613,128
                                    --------------------------------------------------------------
BENEFITS AND EXPENSES
Claims and Benefits                   54,325,087      74,873,807       45,201,447       41,624,668
Annuity Interest                      18,768,251      14,401,290        7,797,407        8,291,470
Policy Acquisition &
    Insurance costs                   31,359,643      43,306,421       26,889,334       25,025,150
Financing Costs                        1,200,000               -                -                -
Operating Expenses                     3,719,608       2,478,698        2,689,045        2,665,070
                                    --------------------------------------------------------------
Total Benefits and Expenses          109,372,589     135,060,216       82,577,233       77,606,358
Cumulative Effect                              -               -                -       (3,665,735)
                                    --------------------------------------------------------------
NET (LOSS) INCOME                   $ (1,711,196)   $(42,680,474)    $  5,469,204     $ (1,658,965)
                                    ==============================================================
ADJUSTMENTS TO NET INCOME TO
  GET TO OPERATING INCOME,
  EXCLUDING TRANSAMERICA
Realized Gains & Losses                 (195,145)      1,078,933          320,629           25,621
Net Change in FV of ED's (3)           8,596,369      (5,265,396)       1,846,981       (3,814,662)
Change in DAC Amort from ED's         (2,730,908)        269,009          257,264          884,451
Shareholder lawsuit settlement                 -               -                -                -
Transamerica annuity contract        (15,778,360)    (22,024,398)      (7,222,726)      (7,020,468)
Transamerica SOP adjustment
                                    --------------------------------------------------------------
OPERATING (LOSS) INCOME, X-TA       $  8,396,848    $(16,738,622)    $ 10,267,056     $  8,266,093
                                    ==============================================================
NET INCOME (LOSS) PER SHARE
Basic
  Shares                              25,695,578      25,683,328       25,591,746       25,501,331
  Earnings                          $      (0.07)   $      (1.66)    $       0.21     $      (0.07)
Diluted
  Shares                              27,813,418      28,534,245       28,211,313       27,960,971
  Earnings                          $      (0.07)   $      (1.66)    $       0.19     $      (0.07)
OPERATING (LOSS) INCOME, PER
  FULLY DILUTED SHARE X-TA (2)      $       0.30    $      (0.59)    $       0.36     $       0.30
LIFE INSURANCE IN FORCE
  Face Amount (000's)               $117,400,000    $104,000,000     $ 91,105,000     $ 83,205,000
  Premium                           $240,100,000    $227,000,000     $203,600,000     $184,900,000
ANNUITY DEPOSITS (000s)             $  1,516,796    $  1,629,042     $  1,550,816     $  1,553,352
EXPENSE RATIO AS A % OF
  REVENUE, X-CHANGE IN FV OF
  EMBEDDED DERIVATIVES
  Current Quarter                           3.75%           2.54%            3.12%            3.34%
  YTD                                       3.19%           2.97%            3.23%            3.34%
BOOK VALUE PER SHARE (1)            $      15.65    $      15.91     $      17.36     $      17.33

                                      12/31/00         9/30/00          6/30/00          3/31/00
                                    --------------------------------------------------------------
REVENUES
Net Premiums                        $ 49,901,622    $ 44,588,022     $ 37,684,372     $ 36,230,006
Investment Income                     60,286,132      23,745,266       25,819,232       26,797,697
Realized gains(losses)                (1,133,867)       (702,549)      (2,417,880)        (562,825)
Net Change in FV of ED's
Other Revenue                          1,829,461       1,689,451        1,589,357        1,807,601
                                    --------------------------------------------------------------
Total Revenues                       110,883,348      69,320,190       62,675,081       64,272,479
                                    --------------------------------------------------------------
BENEFITS AND EXPENSES
Claims and Benefits                   33,913,597      36,040,180       29,898,304       32,958,111
Annuity Interest                      43,692,693       5,322,440        8,063,576        8,763,595
Policy Acquisition &
    Insurance costs                   16,286,966      14,922,217       14,919,657       12,856,683
Financing Costs                                -               -                -                -
Operating Expenses                     3,926,303       2,328,514        2,165,313        1,991,214
                                    --------------------------------------------------------------
Total Benefits and Expenses           97,819,559      58,613,351       55,046,850       56,569,603
Cumulative Effect                              -               -                -                -
                                    --------------------------------------------------------------
NET (LOSS) INCOME                   $ 13,063,789    $ 10,706,839     $  7,628,231     $  7,702,876
                                    ==============================================================
ADJUSTMENTS TO NET INCOME TO
  GET TO OPERATING INCOME,
  EXCLUDING TRANSAMERICA
Realized Gains & Losses               (1,133,867)       (702,549)      (2,417,880)        (562,825)
Net Change in FV of ED's (3)                   -               -                -                -
Change in DAC Amort from ED's                  -               -                -                -
Shareholder lawsuit settlement                 -               -                -                -
Transamerica annuity contract          2,842,156       4,120,238        4,011,938        4,008,208
Transamerica SOP adjustment
                                    --------------------------------------------------------------
OPERATING (LOSS) INCOME, X-TA       $ 11,355,500    $  7,289,150     $  6,034,173     $  4,257,493
                                    ==============================================================
NET INCOME (LOSS) PER SHARE
Basic
  Shares                              25,499,999      25,499,999       25,499,999       25,499,999
  Earnings                          $       0.51    $       0.42     $       0.30     $       0.30
Diluted
  Shares                              27,676,641      27,419,525       27,311,063       27,443,307
  Earnings                          $       0.47    $       0.39     $       0.28     $       0.28
OPERATING (LOSS) INCOME, PER
  FULLY DILUTED SHARE X-TA (2)      $       0.41    $       0.27     $       0.22     $       0.16
LIFE INSURANCE IN FORCE
  Face Amount (000's)               $ 77,016,000    $ 61,419,000     $ 55,467,000     $ 52,654,000
  Premium                           $159,000,000    $140,600,000     $136,700,000     $131,200,000
ANNUITY DEPOSITS (000s)             $  1,595,129    $  1,480,004     $  1,569,619     $  1,651,256
EXPENSE RATIO AS A % OF
  REVENUE, X-CHANGE IN FV OF
  EMBEDDED DERIVATIVES
  Current Quarter                           3.54%           3.36%            3.45%            3.10%
  YTD                                       3.39%           3.30%            3.27%            3.10%
BOOK VALUE PER SHARE (1)            $      17.13    $      16.43     $      16.02     $      15.64

                                      12/31/99        9/30/99          6/30/99         3/31/99
                                    -------------------------------------------------------------
REVENUES
Net Premiums                        $  43,114,344   $ 21,101,366     $ 18,372,285     $18,247,102
Investment Income                      26,724,547     19,528,879       20,677,325      18,159,060
Realized gains(losses)                   (597,464)      (793,008)        (157,755)        263,458
Net Change in FV of ED's
Other Revenue                           1,575,505      1,250,961          149,262         239,701
                                    -------------------------------------------------------------
Total Revenues                         70,816,932     41,088,198       39,041,117      36,909,321
                                    -------------------------------------------------------------
BENEFITS AND EXPENSES
Claims and Benefits                    31,447,754     17,232,038       15,507,499      15,765,869
Annuity Interest                        9,724,666      4,762,521        3,948,668       3,876,829
Policy Acquisition &
    Insurance costs                    16,751,414      9,052,163        8,991,772       7,405,339
Financing Costs                                 -              -                -               -
Operating Expenses                      3,133,536      1,326,416        1,846,935       1,378,915
                                    -------------------------------------------------------------
Total Benefits and Expenses            61,057,370     32,373,138       30,294,874      28,426,952
Cumulative Effect                               -              -                -               -
                                    -------------------------------------------------------------
NET (LOSS) INCOME                   $   9,759,562   $  8,715,060     $  8,746,243     $ 8,482,369
                                    =============================================================
ADJUSTMENTS TO NET INCOME TO
  GET TO OPERATING INCOME,
  EXCLUDING TRANSAMERICA
Realized Gains & Losses                  (597,464)      (793,008)        (157,755)        263,458
Net Change in FV of ED's (3)                    -              -                -               -
Change in DAC Amort from ED's                   -              -                -               -
Shareholder lawsuit settlement                  -              -                -               -
Transamerica annuity contract           3,446,911      3,429,323        4,062,300       2,653,060
Transamerica SOP adjustment
                                    -------------------------------------------------------------
OPERATING (LOSS) INCOME, X-TA       $   6,910,115   $  6,078,745     $  4,841,698     $ 5,565,851
                                    =============================================================
NET INCOME (LOSS) PER SHARE
Basic
  Shares                               25,499,999     25,499,999       25,499,999      25,499,999
  Earnings                          $        0.38   $       0.34     $       0.34     $      0.33
Diluted
  Shares                               27,369,033     27,218,541       27,114,771      27,181,315
  Earnings                          $        0.36   $       0.32     $       0.32     $      0.31
OPERATING (LOSS) INCOME, PER
  FULLY DILUTED SHARE X-TA (2)      $        0.25   $       0.22     $       0.18     $      0.20
LIFE INSURANCE IN FORCE
  Face Amount (000's)               $  45,407,000   $ 36,558,000     $ 31,229,000     $29,960,000
  Premium                           $ 110,000,000   $ 79,200,000     $ 73,700,000     $73,000,000
ANNUITY DEPOSITS (000s)             $   1,603,383   $  1,625,983     $  1,607,049     $ 1,510,639
EXPENSE RATIO AS A % OF
  REVENUE, X-CHANGE IN FV OF
  EMBEDDED DERIVATIVES
  Current Quarter                            4.42%          3.23%            4.73%           3.74%
  YTD                                        4.09%          3.89%            4.25%           3.74%
BOOK VALUE PER SHARE (1)            $       15.37   $      15.18     $      14.95     $     14.88

                                      12/31/98        9/30/98           6/30/98
                                    ---------------------------------------------
REVENUES
Net Premiums                        $  17,878,140   $ 10,065,750
Investment Income                      14,464,369      5,366,566        4,299,615
Realized gains(losses)                  1,505,617      1,018,990          148,674
Net Change in FV of ED's
Other Revenue                             311,243
                                    ---------------------------------------------
Total Revenues                         34,159,369     16,451,306        4,448,289
                                    ---------------------------------------------
BENEFITS AND EXPENSES
Claims and Benefits                    14,897,615      8,399,500
Annuity Interest                        1,989,000
Policy Acquisition &
    Insurance costs                     6,341,697        200,175
Financing Costs                                 -              -                -
Operating Expenses                      1,705,631      1,191,465          873,278
                                    ---------------------------------------------
Total Benefits and Expenses            24,933,943      9,791,140          873,278
Cumulative Effect                               -              -                -
                                    ---------------------------------------------
NET (LOSS) INCOME                   $   9,225,426   $  6,660,166     $  3,575,011
                                    =============================================
ADJUSTMENTS TO NET INCOME TO
  GET TO OPERATING INCOME,
  EXCLUDING TRANSAMERICA
Realized Gains & Losses                 1,505,617      1,018,990          148,674
Net Change in FV of ED's (3)                    -              -                -
Change in DAC Amort from ED's                   -              -                -
Shareholder lawsuit settlement                  -              -                -
Transamerica annuity contract           2,242,565              -                -
Transamerica SOP adjustment
                                    ---------------------------------------------
OPERATING (LOSS) INCOME, X-TA       $   5,477,244   $  5,641,176     $  3,426,337
                                    =============================================
NET INCOME (LOSS) PER SHARE
Basic
  Shares                               25,499,999     25,499,999       21,016,483
  Earnings                          $        0.36   $       0.26     $       0.17
Diluted
  Shares                               27,373,430     26,629,834       22,405,132
  Earnings                          $        0.34   $       0.25     $       0.16
OPERATING (LOSS) INCOME, PER
  FULLY DILUTED SHARE X-TA (2)      $        0.20   $       0.21     $       0.15
LIFE INSURANCE IN FORCE
  Face Amount (000's)               $  22,538,000   $ 15,000,000
  Premium                           $  54,900,000   $ 40,000,000
ANNUITY DEPOSITS (000s)             $   1,283,676   $  1,057,702
EXPENSE RATIO AS A % OF
  REVENUE, X-CHANGE IN FV OF
  EMBEDDED DERIVATIVES
  Current Quarter                            4.99%          7.24%           19.63%
  YTD                                        6.85%          9.88%           19.63%
BOOK VALUE PER SHARE (1)            $       14.72   $      14.55     $      14.03

(1) COMPUTED AS REPORTED BV DIVIDED BY OUSTANDING SHARES.

(2) UTILIZIES FULLY DILUTED SHARES EVEN IF THEY ARE ANTI-DILUTIVE.

(3) INCLUDES CUMULATIVE EFFECT OF A CHANGE IN ACCOUNTING PRINCIPLE.

                               ANNUITY & LIFE RE

         SEGMENT PERFORMANCE INFORMATION, RESTATED FOR FAS 133 AND LMIG

                                                                     DECEMBER 31, 2000
                                              -----------------------------------------------------------------
                                              FIRST QUARTER    SECOND QUARTER   THIRD QUARTER    FOURTH QUARTER
                                              -------------    --------------   -------------    --------------
LIFE REINSURANCE
Life premiums                                    34,690,006       36,324,372       42,548,022       47,875,622
Net investment income                             1,466,942        1,605,164        1,498,751        1,467,938
                                              -------------    -------------    -------------    -------------
Total Revenues                                   36,156,948       37,929,536       44,046,773       49,343,560
                                              -------------    -------------    -------------    -------------

Policyholder Benefits                            32,038,096       28,971,653       35,454,847       32,796,883
Expenses                                          2,424,402        4,860,553        4,196,248        7,764,144
Financing costs                                           -                -                -                -
                                              -------------    -------------    -------------    -------------
Total Expenses                                   34,462,497       33,832,206       39,651,095       40,561,027
                                              -------------    -------------    -------------    -------------

Life Segment Income (Loss)                        1,694,451        4,097,330        4,395,678        8,782,533
                                              =============    =============    =============    =============

Invested assets ...........................      93,223,039       92,321,040       85,898,474       98,719,458
                                              -------------    -------------    -------------    -------------

Total Assets ..............................     132,550,727      241,491,920      269,145,189      291,657,595
                                              =============    =============    =============    =============

Policyholder benefit liabilities ..........      45,067,769      151,407,586      168,560,545      172,096,303
                                              -------------    -------------    -------------    -------------

Total Liabilities .........................      51,835,227      157,470,420      179,023,689      179,720,125
                                              =============    =============    =============    =============

Shareholders equity .......................      80,715,500       84,021,500       90,121,500      111,937,470
                                              =============    =============    =============    =============

Segment Return on Equity - Annualized                   9.0%            19.9%            20.2%            34.8%
                                              =============    =============    =============    =============

ROR                                                     4.7%            10.8%            10.0%            17.8%
                                              =============    =============    =============    =============

ANNUITY REINSURANCE

Annuity premiums and fees                         3,347,601        2,949,357        3,729,451        3,855,461
Net investment income                            21,241,480       19,889,025       17,917,534       54,736,268
                                              -------------    -------------    -------------    -------------
Total Revenues                                   24,589,081       22,838,382       21,646,985       58,591,729
                                              -------------    -------------    -------------    -------------

Annuity Benefits                                  9,683,610        8,990,227        5,907,773       44,809,407
Expenses                                         11,176,398       10,884,127       11,616,811       10,125,081
                                              -------------    -------------    -------------    -------------
Total Expenses                                   20,860,009       19,874,355       17,524,584       54,934,488
                                              -------------    -------------    -------------    -------------

Annuity Segment Income (Loss), before             3,729,072        2,964,027        4,122,401        3,657,241
     cumulative effect of FAS 133/SOP 03-1
Cumulative effect of FAS 133/SOP 03-1                     -                -                -                -
                                              -------------    -------------    -------------    -------------

Annuity Segment Income (Loss)                     3,729,072        2,964,027        4,122,401        3,657,241
                                              =============    =============    =============    =============

Invested assets ...........................   1,549,411,492    1,484,681,045    1,403,461,868    1,499,613,767
                                              -------------    -------------    -------------    -------------

Total Assets ..............................   1,724,828,149    1,643,051,707    1,555,032,266    1,675,647,751
                                              =============    =============    =============    =============

Interest sensitive contract liabilities ...   1,652,943,649    1,571,873,207    1,482,253,766    1,597,985,221
                                              -------------    -------------    -------------    -------------

Total Liabilities .........................   1,652,943,649    1,571,873,207    1,482,253,766    1,597,985,221
                                              =============    =============    =============    =============

Shareholders equity .......................      71,884,500       71,178,500       72,778,500       77,662,530
                                              =============    =============    =============    =============

Segment Return on Equity - Annualized                  20.6%            16.6%            22.9%            19.4%
                                              =============    =============    =============    =============

Seg inc/Ave. Policyholder Liab - Annualized             0.9%             0.7%             1.1%             0.9%
                                              =============    =============    =============    =============

                                                                       DECEMBER 31, 2001
                                              -----------------------------------------------------------------
                                              FIRST QUARTER    SECOND QUARTER   THIRD QUARTER    FOURTH QUARTER
                                              -------------    --------------   -------------    --------------
LIFE REINSURANCE
Life premiums                                    51,003,153       59,308,943       63,923,667       67,542,477
Net investment income                             1,399,958        1,704,157        2,027,692        2,877,741
                                              -------------    -------------    -------------    -------------
Total Revenues                                   52,403,111       61,013,100       65,951,358       70,420,219
                                              -------------    -------------    -------------    -------------

Policyholder Benefits                            40,361,817       44,033,754       73,371,548       53,154,853
Expenses                                          7,907,171        9,602,197       13,004,348        9,421,985
Financing costs                                           -                -                -        1,200,000
                                              -------------    -------------    -------------    -------------
Total Expenses                                   48,268,988       53,635,950       86,375,896       63,776,839
                                              -------------    -------------    -------------    -------------

Life Segment Income (Loss)                        4,134,123        7,377,149      (20,424,537)       6,643,380
                                              =============    =============    =============    =============

Invested assets ...........................      98,053,528      126,400,607      151,311,682      264,434,485
                                              -------------    -------------    -------------    -------------

Total Assets ..............................     304,343,877      333,362,942      401,683,367      538,181,649
                                              =============    =============    =============    =============

Policyholder benefit liabilities ..........     176,221,387      187,984,169      212,609,621      221,145,594
                                              -------------    -------------    -------------    -------------

Total Liabilities .........................     184,226,407      203,710,642      255,380,367      375,485,898
                                              =============    =============    =============    =============

Shareholders equity .......................     120,117,470      129,652,300      146,303,000      162,695,751
                                              =============    =============    =============    =============

Segment Return on Equity - Annualized                  14.3%            23.6%           -59.2%            17.2%
                                              =============    =============    =============    =============

ROR                                                     7.9%            12.1%           -31.0%             9.4%
                                              =============    =============    =============    =============

ANNUITY REINSURANCE

Annuity premiums and fees                         5,643,471        6,964,689        8,402,936        7,523,602
Net investment income                            17,894,195       15,797,730       13,622,109       27,321,433
                                              -------------    -------------    -------------    -------------
Total Revenues                                   23,537,665       22,762,419       22,025,045       34,845,035
                                              -------------    -------------    -------------    -------------

Annuity Benefits                                  9,554,321        8,965,100       15,903,549       19,938,485
Expenses                                         18,265,791       18,463,065       31,507,297       24,055,706
                                              -------------    -------------    -------------    -------------
Total Expenses                                   27,820,111       27,428,166       47,410,846       43,994,191
                                              -------------    -------------    -------------    -------------

Annuity Segment Income (Loss), before            (4,282,446)      (4,665,746)     (25,385,802)      (9,149,155)
     cumulative effect of FAS 133/SOP 03-1
Cumulative effect of FAS 133/SOP 03-1            (3,665,735)               -                -                -
                                              -------------    -------------    -------------    -------------

Annuity Segment Income (Loss)                    (7,948,181)      (4,665,746)     (25,385,802)      (9,149,155)
                                              =============    =============    =============    =============

Invested assets ...........................   1,458,736,475    1,456,392,079    1,562,593,817    1,492,722,891
                                              -------------    -------------    -------------    -------------

Total Assets ..............................   1,632,014,571    1,630,980,947    1,713,508,054    1,602,020,485
                                              =============    =============    =============    =============

Interest sensitive contract liabilities ...   1,556,532,041    1,553,833,247    1,631,111,054    1,520,316,236
                                              -------------    -------------    -------------    -------------

Total Liabilities .........................   1,556,532,041    1,553,833,247    1,631,111,054    1,520,316,236
                                              =============    =============    =============    =============

Shareholders equity .......................      75,482,530       77,147,700       82,397,000       81,704,249
                                              =============    =============    =============    =============

Segment Return on Equity - Annualized                 -22.4%           -24.5%          -127.3%           -44.6%
                                              =============    =============    =============    =============

Seg inc/Ave. Policyholder Liab - Annualized            -1.1%            -1.2%            -6.4%            -2.3%
                                              =============    =============    =============    =============

                                                                        DECEMBER 31, 2002
                                              -----------------------------------------------------------------
                                              FIRST QUARTER    SECOND QUARTER   THIRD QUARTER    FOURTH QUARTER
                                              -------------    --------------   -------------    --------------
LIFE REINSURANCE
Life premiums                                    75,163,415       89,431,564       82,304,042       86,281,988
Net investment income                             3,982,629        5,033,613        4,404,125        5,581,802
                                              -------------    -------------    -------------    -------------
Total Revenues                                   79,146,044       94,465,177       86,708,167       91,863,790
                                              -------------    -------------    -------------    -------------

Policyholder Benefits                            57,176,440       71,565,974       77,925,339      111,461,759
Expenses                                         13,447,202       15,280,408       14,990,085       44,569,012
Financing costs                                   1,295,704        1,053,037        3,731,580        6,867,794
                                              -------------    -------------    -------------    -------------
Total Expenses                                   71,919,346       87,899,418       96,647,003      162,898,564
                                              -------------    -------------    -------------    -------------

Life Segment Income (Loss)                        7,226,698        6,565,759       (9,938,836)     (71,034,773)
                                              =============    =============    =============    =============

Invested assets ...........................     275,563,872      302,098,565      340,711,970      303,207,491
                                              -------------    -------------    -------------    -------------

Total Assets ..............................     566,428,888      605,018,193      657,422,016      528,577,026
                                              =============    =============    =============    =============

Policyholder benefit liabilities ..........     234,131,629      254,695,355      280,915,909      269,619,809
                                              -------------    -------------    -------------    -------------

Total Liabilities .........................     388,658,888      419,318,193      452,822,016      322,877,026
                                              =============    =============    =============    =============

Shareholders equity .......................     177,770,000      185,700,000      204,600,000      205,700,000
                                              =============    =============    =============    =============

Segment Return on Equity - Annualized                  17.0%            14.5%           -20.4%          -138.5%
                                              =============    =============    =============    =============

ROR                                                     9.1%             7.0%           -11.5%           -77.3%
                                              =============    =============    =============    =============

ANNUITY REINSURANCE

Annuity premiums and fees                         6,739,601        8,795,385        6,179,721        5,358,161
Net investment income                            20,176,153       12,599,964       12,355,845        6,222,901
                                              -------------    -------------    -------------    -------------
Total Revenues                                   26,915,754       21,395,350       18,535,566       11,581,062
                                              -------------    -------------    -------------    -------------

Annuity Benefits                                 19,561,512       23,825,333       31,801,841       30,461,221
Expenses                                          4,417,842       27,307,389        4,987,368       14,311,626
                                              -------------    -------------    -------------    -------------
Total Expenses                                   23,979,353       51,132,722       36,789,209       44,772,847
                                              -------------    -------------    -------------    -------------

Annuity Segment Income (Loss), before             2,936,401      (29,737,373)     (18,253,643)     (33,191,785)
     cumulative effect of FAS 133/SOP 03-1
Cumulative effect of FAS 133/SOP 03-1                     -                -                -                -
                                              -------------    -------------    -------------    -------------

Annuity Segment Income (Loss)                     2,936,401      (29,737,373)     (18,253,643)     (33,191,785)
                                              =============    =============    =============    =============

Invested assets ...........................   1,483,747,426    1,471,125,940    1,462,326,418    1,446,104,341
                                              -------------    -------------    -------------    -------------

Total Assets ..............................   1,588,375,551    1,553,294,479    1,549,867,709    1,527,343,080
                                              =============    =============    =============    =============

Interest sensitive contract liabilities ...   1,505,945,551    1,467,194,479    1,464,667,709    1,443,143,080
                                              -------------    -------------    -------------    -------------

Total Liabilities .........................   1,505,945,551    1,467,194,479    1,464,667,709    1,443,143,080
                                              =============    =============    =============    =============

Shareholders equity .......................      82,430,000       86,100,000       85,200,000       84,200,000
                                              =============    =============    =============    =============

Segment Return on Equity - Annualized                  14.3%          -141.2%           -85.2%          -156.7%
                                              =============    =============    =============    =============

Seg inc/Ave. Policyholder Liab - Annualized             0.8%            -8.0%            -5.0%            -9.1%
                                              =============    =============    =============    =============

                                                                      DECEMBER 31, 2003
                                              -----------------------------------------------------------------
                                              FIRST QUARTER    SECOND QUARTER   THIRD QUARTER    FOURTH QUARTER
                                              -------------    --------------   -------------    --------------
LIFE REINSURANCE
Life premiums                                    58,575,661       56,053,471       28,035,629       17,750,914
Net investment income                             1,594,325        1,453,958        1,977,934          891,141
                                              -------------      -----------      -----------      -----------
Total Revenues                                   60,169,987       57,507,429       30,013,563       18,642,054
                                              -------------      -----------      -----------      -----------

Policyholder Benefits                            68,573,550       58,156,608       17,741,449       18,180,838
Expenses                                         36,742,604       38,689,150       11,693,345        6,991,763
Financing costs                                           -                -                -                -
                                              -------------      -----------      -----------      -----------
Total Expenses                                  105,316,155       96,845,758       29,434,795       25,172,601
                                              -------------      -----------      -----------      -----------

Life Segment Income (Loss)                      (45,146,168)     (39,338,329)         578,769       (6,530,547)
                                              =============      ===========      ===========      ===========

Invested assets ...........................     256,932,453      242,567,939      141,914,107      126,796,271
                                              -------------      -----------      -----------      -----------

Total Assets ..............................     446,513,145      396,766,778      273,604,371      250,732,481
                                              =============      ===========      ===========      ===========

Policyholder benefit liabilities ..........     256,908,708      235,720,387      187,391,334      161,105,541
                                              -------------      -----------      -----------      -----------

Total Liabilities .........................     346,213,145      306,766,778      225,404,371      216,932,481
                                              =============      ===========      ===========      ===========

Shareholders equity .......................     100,300,000       90,000,000       48,200,000       33,800,000
                                              =============      ===========      ===========      ===========

Segment Return on Equity - Annualized                -139.2%          -165.4%             3.4%           -63.7%
                                              =============      ===========      ===========      ===========

ROR                                                   -75.0%           -68.4%             1.9%           -35.0%
                                              =============      ===========      ===========      ===========

ANNUITY REINSURANCE

Annuity premiums and fees                         4,180,500        5,513,028        2,289,632        1,871,021
Net investment income                            19,922,631        2,253,771       16,817,569         (725,732)
                                              -------------      -----------      -----------      -----------
Total Revenues                                   24,103,131        7,766,799       19,107,200        1,145,289
                                              -------------      -----------      -----------      -----------

Annuity Benefits                                 11,387,649       30,486,140        8,975,705       (1,518,312)
Expenses                                         20,585,958       10,344,598       13,573,014        2,658,605
                                              -------------      -----------      -----------      -----------
Total Expenses                                   31,973,607       40,830,738       22,548,719        1,140,293
                                              -------------      -----------      -----------      -----------

Annuity Segment Income (Loss), before            (7,870,476)     (33,063,939)      (3,441,519)           4,996
     cumulative effect of FAS 133/SOP 03-1
Cumulative effect of FAS 133/SOP 03-1                     -                -                -                -
                                              -------------      -----------      -----------      -----------

Annuity Segment Income (Loss)                    (7,870,476)     (33,063,939)      (3,441,519)           4,996
                                              =============      ===========      ===========      ===========

Invested assets ...........................     984,719,779      798,170,410      691,161,997      657,250,211
                                              -------------      -----------      -----------      -----------

Total Assets ..............................   1,043,908,700      849,885,167      730,598,264      695,317,546
                                              =============      ===========      ===========      ===========

Interest sensitive contract liabilities ...     998,608,700      815,685,167      704,798,264      670,717,546
                                              -------------      -----------      -----------      -----------

Total Liabilities .........................     998,608,700      815,685,167      704,798,264      670,717,546
                                              =============      ===========      ===========      ===========

Shareholders equity .......................      45,300,000       34,200,000       25,800,000       24,600,000
                                              =============      ===========      ===========      ===========

Segment Return on Equity - Annualized                 -57.7%          -332.7%           -45.9%             0.1%
                                              =============      ===========      ===========      ===========

Seg inc/Ave. Policyholder Liab - Annualized            -2.6%           -14.6%            -1.8%             0.0%
                                              =============      ===========      ===========      ===========

                                                                    DECEMBER 31, 2004
                                               --------------------------------------------------------------
              LIFE REINSURANCE                 FIRST QUARTER   SECOND QUARTER  THIRD QUARTER   FOURTH QUARTER
-------------------------------------------    -------------   --------------  -------------   --------------
Life premiums                                    13,665,652       9,691,437       9,906,337       13,731,847
Net investment income                               949,848         823,604         714,030          670,269
                                                -----------     -----------     -----------      -----------
Total Revenues                                   14,615,501      10,515,041      10,620,367       14,402,116
                                                -----------     -----------     -----------      -----------

Policyholder Benefits                            10,126,936       8,598,049       3,321,096      (10,581,972)
Expenses                                          4,313,985       1,182,626       4,695,812       28,614,588
Financing costs                                           -               -               -                -
                                                -----------     -----------     -----------      -----------
Total Expenses                                   14,440,920       9,780,675       8,016,909       18,032,616
                                                -----------     -----------     -----------      -----------

Life Segment Income (Loss)                          174,580         734,366       2,603,459       (3,630,500)
                                                ===========     ===========     ===========      ===========

Invested assets ...........................      93,133,674     101,043,377      82,596,960       74,273,340
                                                -----------     -----------     -----------      -----------

Total Assets ..............................     216,526,757     220,280,815     197,754,315      163,747,140
                                                ===========     ===========     ===========      ===========

Policyholder benefit liabilities ..........     161,055,848     163,175,277     151,673,217      109,860,843
                                                -----------     -----------     -----------      -----------

Total Liabilities .........................     184,226,757     187,980,815     167,054,315      159,047,140
                                                ===========     ===========     ===========      ===========

Shareholders equity .......................      32,300,000      32,300,000      30,700,000        4,700,000
                                                ===========     ===========     ===========      ===========

Segment Return on Equity - Annualized                   2.1%            9.1%           33.1%           -82.0%
                                                ===========     ===========     ===========      ===========

ROR                                                     1.2%            7.0%           24.5%           -25.2%
                                                ===========     ===========     ===========      ===========

ANNUITY REINSURANCE

Annuity premiums and fees                         1,719,921       2,168,012       1,024,405          865,786
Net investment income                             8,200,153       2,834,257       4,002,171        3,032,491
                                                -----------     -----------     -----------      -----------
Total Revenues                                    9,920,074       5,002,269       5,026,576        3,898,277
                                                -----------     -----------     -----------      -----------

Annuity Benefits                                  3,646,972       1,993,643       7,861,951       (5,466,085)
Expenses                                          4,939,490       4,222,238       1,919,844       64,387,875
                                                -----------     -----------     -----------      -----------
Total Expenses                                    8,586,461       6,215,881       9,781,795       58,921,790
                                                -----------     -----------     -----------      -----------
Annuity Segment Income (Loss), before             1,333,613      (1,213,611)     (4,755,219)     (55,023,513)
     cumulative effect of FAS 133/SOP 03-1
Cumulative effect of FAS 133/SOP 03-1              (365,960)              -               -                -
                                                -----------     -----------     -----------      -----------

Annuity Segment Income (Loss)                       967,653      (1,213,611)     (4,755,219)     (55,023,513)
                                                ===========     ===========     ===========      ===========

Invested assets ...........................     631,385,390     598,468,291     576,064,672       56,203,120
                                                -----------     -----------     -----------      -----------

Total Assets ..............................     702,159,200     666,102,422     642,979,101       59,554,009
                                                ===========     ===========     ===========      ===========

Interest sensitive contract liabilities ...     677,459,200     643,402,422     621,979,101       57,754,009
                                                -----------     -----------     -----------      -----------

Total Liabilities .........................     677,459,200     643,402,422     621,979,101       57,754,009
                                                ===========     ===========     ===========      ===========

Shareholders equity .......................      24,700,000      22,700,000      21,000,000        1,800,000
                                                ===========     ===========     ===========      ===========

Segment Return on Equity - Annualized                  21.6%          -20.5%          -87.1%         -1930.6%
                                                ===========     ===========     ===========      ===========

Seg inc/Ave. Policyholder Liab - Annualized             0.8%           -0.7%           -3.0%           -64.8%
                                                ===========     ===========     ===========      ===========

                                ANNUITY & LIFE RE
                         SEGMENT PERFORMANCE INFORMATION

                                                                        DECEMBER 31, 2000
                                             --------------------------------------------------------------------
                                             FIRST QUARTER     SECOND QUARTER    THIRD QUARTER     FOURTH QUARTER
                                             -------------     --------------    -------------     --------------
CORPORATE

Net investment income, including realized
     realized capital gains and (losses)         3,526,450         1,907,163         3,626,432         2,948,059
Expenses                                         1,247,097         1,340,290         1,437,672         2,324,044
                                             -------------     -------------     -------------     -------------

Net income                                       2,279,353           566,874         2,188,761           624,015
                                             =============     =============     =============     =============

Invested assets                                244,947,333       254,993,063       259,775,025       253,596,024
                                             -------------     -------------     -------------     -------------

Total Assets                                   251,794,745       258,277,877       264,999,434       257,381,545
                                             =============     =============     =============     =============

Total Liabilities                                5,441,098         4,595,910         5,320,890         5,765,769
                                             =============     =============     =============     =============

Shareholders equity                            246,353,647       253,681,967       259,678,544       251,615,776
                                             =============     =============     =============     =============

Segment Return on Equity - Annualized                  3.7%              0.9%              3.4%              1.0%
                                             =============     =============     =============     =============

CONSOLIDATED

Net premiums and fees                           38,037,607        39,273,729        46,277,473        51,731,083
Net investment income, including
     realized capital gains and (losses)        26,234,872        23,401,352        23,042,717        59,152,265
                                             -------------     -------------     -------------     -------------
Total Revenues                                  64,272,479        62,675,081        69,320,190       110,883,348
                                             -------------     -------------     -------------     -------------

Policyholder Benefits                           41,721,706        37,961,880        41,362,620        77,606,290
Expenses                                        14,847,897        17,084,970        17,250,731        20,213,269
Financing costs                                          -                 -                 -                 -
                                             -------------     -------------     -------------     -------------
Total benefits and expenses                     56,569,603        55,046,850        58,613,351        97,819,559
                                             -------------     -------------     -------------     -------------

Net income (loss), before cumulative             7,702,876         7,628,231        10,706,839        13,063,789
     effect of FAS 133/SOP 03-1
Cumulative effect of FAS 133/SOP 03-1                    -                 -                 -                 -
                                             -------------     -------------     -------------     -------------

Net Income (Loss)                                7,702,876         7,628,231        10,706,839        13,063,789
                                             =============     =============     =============     =============

Invested assets, including funds withheld    1,887,581,864     1,831,995,148     1,749,135,367     1,851,929,249
                                             -------------     -------------     -------------     -------------

Total Assets                                 2,109,173,621     2,142,821,504     2,089,176,889     2,224,686,891
                                             =============     =============     =============     =============

Policyholder benefit and interest
     sensitive contract liabilities          1,698,011,418     1,723,280,793     1,650,814,311     1,770,081,524
                                             -------------     -------------     -------------     -------------

Total Liabilities                            1,710,219,974     1,733,939,537     1,666,598,345     1,783,471,115
                                             =============     =============     =============     =============

Shareholders equity                            398,953,647       408,881,967       422,578,544       441,215,776
                                             =============     =============     =============     =============

Segment Return on Equity - Annualized                  7.8%              7.6%             10.3%             12.1%
                                             =============     =============     =============     =============

                                                                        DECEMBER 31, 2001
                                              -------------------------------------------------------------------------
                                              FIRST QUARTER       SECOND QUARTER     THIRD QUARTER       FOURTH QUARTER
                                              -------------       --------------     -------------       --------------
CORPORATE

Net investment income, including realized
     realized capital gains and (losses)          3,672,352           4,270,917          4,403,338           2,396,139
Expenses                                          1,517,258           1,513,117          1,273,474           1,601,558
                                              -------------       -------------      -------------       -------------

Net income                                        2,155,093           2,757,800          3,129,864             794,581
                                              =============       =============      =============       =============

Invested assets                                 258,975,192         261,316,480        213,182,175         156,312,422
                                              -------------       -------------      -------------       -------------

Total Assets                                    262,947,177         270,959,673        218,103,053         170,570,456
                                              =============       =============      =============       =============

Total Liabilities                                 5,378,378          10,742,871         18,157,941          12,781,614
                                              =============       =============      =============       =============

Shareholders equity                             257,568,799         260,216,802        199,945,112         157,788,842
                                              =============       =============      =============       =============

Segment Return on Equity - Annualized                   3.4%                4.3%               5.4%                1.8%
                                              =============       =============      =============       =============

CONSOLIDATED

Net premiums and fees                            56,646,624          66,273,633         72,326,603          75,066,079
Net investment income, including
     realized capital gains and (losses)         22,966,504          21,772,804         20,053,139          32,595,314
                                              -------------       -------------      -------------       -------------
Total Revenues                                   79,613,128          88,046,437         92,379,742         107,661,393
                                              -------------       -------------      -------------       -------------

Policyholder Benefits                            49,916,138          52,998,854         89,275,097          73,093,339
Expenses                                         27,690,220          29,578,379         45,785,119          35,079,249
Financing costs                                           -                   -                  -           1,200,000
                                              -------------       -------------      -------------       -------------
Total benefits and expenses                      77,606,358          82,577,233        135,060,216         109,372,588
                                              -------------       -------------      -------------       -------------

Net income (loss), before cumulative              2,006,770           5,469,204        (42,680,474)         (1,711,195)
     effect of FAS 133/SOP 03-1
Cumulative effect of FAS 133/SOP 03-1            (3,665,735)                  -                  -                   -
                                              -------------       -------------      -------------       -------------

Net Income (Loss)                                (1,658,965)          5,469,204        (42,680,474)         (1,711,195)
                                              =============       =============      =============       =============

Invested assets, including funds withheld     1,815,765,195       1,844,109,166      1,927,087,675       1,913,469,798
                                              -------------       -------------      -------------       -------------

Total Assets                                  2,199,305,625       2,235,303,562      2,333,294,474       2,310,772,590
                                              =============       =============      =============       =============

Policyholder benefit and interest
     sensitive contract liabilities           1,732,753,428       1,741,817,416      1,843,720,675       1,741,461,830
                                              -------------       -------------      -------------       -------------

Total Liabilities                             1,746,136,826       1,768,286,760      1,904,649,362       1,908,583,748
                                              =============       =============      =============       =============

Shareholders equity                             453,168,799         467,016,802        428,645,112         402,188,842
                                              =============       =============      =============       =============

Segment Return on Equity - Annualized                   1.8%                4.8%             -38.1%               -1.6%
                                              =============       =============      =============       =============

                                                                        DECEMBER 31, 2002
                                             ----------------------------------------------------------------------
                                             FIRST QUARTER     SECOND QUARTER     THIRD QUARTER      FOURTH QUARTER
                                             -------------     --------------     -------------      --------------
CORPORATE

Net investment income, including realized
     realized capital gains and (losses)         1,699,398         4,003,959         10,386,955          9,594,797
Expenses                                         1,428,867         1,126,344          1,341,492          5,248,138
                                             -------------     -------------      -------------      -------------

Net income                                         270,532         2,877,615          9,045,463          4,346,658
                                             =============     =============      =============      =============

Invested assets                                155,554,854       131,230,105         87,295,212        (15,872,115)
                                             -------------     -------------      -------------      -------------

Total Assets                                   161,250,407       137,994,918        113,368,735        (11,221,919)
                                             =============     =============      =============      =============

Total Liabilities                               15,698,416        18,604,634         23,926,436         10,341,370
                                             =============     =============      =============      =============

Shareholders equity                            145,551,991       119,390,284         89,442,299        (21,563,289)
                                             =============     =============      =============      =============

Segment Return on Equity - Annualized                  0.7%              8.7%              34.7%              51.2%
                                             =============     =============      =============      =============

CONSOLIDATED

Net premiums and fees                           81,903,016        98,226,950         88,483,763         91,640,149
Net investment income, including
     realized capital gains and (losses)        25,858,180        21,637,536         27,146,925         21,399,501
                                             -------------     -------------      -------------      -------------
Total Revenues                                 107,761,196       119,864,485        115,630,688        113,039,650
                                             -------------     -------------      -------------      -------------

Policyholder Benefits                           76,737,951        95,391,307        109,727,180        141,922,980
Expenses                                        19,293,910        43,714,140         21,318,944         64,128,777
Financing costs                                  1,295,704         1,053,037          3,731,580          6,867,794
                                             -------------     -------------      -------------      -------------
Total benefits and expenses                     97,327,566       140,158,484        134,777,704        212,919,551
                                             -------------     -------------      -------------      -------------

Net income (loss), before cumulative            10,433,630       (20,293,999)       (19,147,016)       (99,879,901)
     effect of FAS 133/SOP 03-1
Cumulative effect of FAS 133/SOP 03-1                    -                 -                  -                  -
                                             -------------     -------------      -------------      -------------

Net Income (Loss)                               10,433,630       (20,293,999)       (19,147,016)       (99,879,901)
                                             =============     =============      =============      =============

Invested assets, including funds withheld    1,914,866,152     1,904,454,610      1,890,333,600      1,733,439,717
                                             -------------     -------------      -------------      -------------

Total Assets                                 2,316,054,846     2,296,307,590      2,320,658,460      2,044,698,187
                                             =============     =============      =============      =============

Policyholder benefit and interest
     sensitive contract liabilities          1,740,077,180     1,721,889,834      1,745,583,618      1,712,762,889
                                             -------------     -------------      -------------      -------------

Total Liabilities                            1,910,302,855     1,905,117,306      1,941,416,161      1,776,361,476
                                             =============     =============      =============      =============

Shareholders equity                            405,751,991       391,190,284        379,242,299        268,336,711
                                             =============     =============      =============      =============

Segment Return on Equity - Annualized                 10.3%            -20.4%             -19.9%            -123.4%
                                             =============     =============      =============      =============

                                                                         DECEMBER 31, 2003
                                             ----------------------------------------------------------------------
                                             FIRST QUARTER      SECOND QUARTER     THIRD QUARTER     FOURTH QUARTER
                                             -------------      --------------     -------------     --------------
CORPORATE

Net investment income, including realized
     realized capital gains and (losses)         2,060,459          5,205,648            211,124           478,670
Expenses                                         1,518,631          1,519,821          1,135,278         1,130,542
                                             -------------      -------------      -------------     -------------

Net income                                         541,828          3,685,827           (924,154)         (651,872)
                                             =============      =============      =============     =============

Invested assets                                 76,740,945         29,576,558         75,167,532        81,659,092
                                             -------------      -------------      -------------     -------------

Total Assets                                    82,205,050         32,087,049         77,216,650        83,832,312
                                             =============      =============      =============     =============

Total Liabilities                               11,587,846          9,565,313          8,637,124         7,059,733
                                             =============      =============      =============     =============

Shareholders equity                             70,617,204         22,521,736         68,579,526        76,772,579
                                             =============      =============      =============     =============

Segment Return on Equity - Annualized                  3.7%              31.7%              -8.1%             -3.6%
                                             =============      =============      =============     =============

CONSOLIDATED

Net premiums and fees                           62,756,161         61,566,499         30,325,261        19,621,935
Net investment income, including
     realized capital gains and (losses)        23,577,416          8,913,377         19,006,627           644,078
                                             -------------      -------------      -------------     -------------
Total Revenues                                  86,333,577         70,479,876         49,331,887        20,266,013
                                             -------------      -------------      -------------     -------------

Policyholder Benefits                           79,961,199         88,642,748         26,717,155        16,662,526
Expenses                                        58,847,194         50,553,568         26,401,637        10,780,910
Financing costs                                          -                  -                  -                 -
                                             -------------      -------------      -------------     -------------
Total benefits and expenses                    138,808,393        139,196,316         53,118,792        27,443,436
                                             -------------      -------------      -------------     -------------

Net income (loss), before cumulative           (52,474,816)       (68,716,440)        (3,786,905)       (7,177,423)
     effect of FAS 133/SOP 03-1
Cumulative effect of FAS 133/SOP 03-1                    -                  -                  -                 -
                                             -------------      -------------      -------------     -------------

Net Income (Loss)                              (52,474,816)       (68,716,440)        (3,786,905)       (7,177,423)
                                             =============      =============      =============     =============

Invested assets, including funds withheld    1,318,393,177      1,070,314,907        908,243,636       865,705,574
                                             -------------      -------------      -------------     -------------

Total Assets                                 1,572,626,895      1,278,738,994      1,081,419,285     1,029,882,339
                                             =============      =============      =============     =============

Policyholder benefit and interest
     sensitive contract liabilities          1,255,517,408      1,051,405,554        892,189,598       831,823,087
                                             -------------      -------------      -------------     -------------

Total Liabilities                            1,356,409,691      1,132,017,258        938,839,759       894,709,760
                                             =============      =============      =============     =============

Shareholders equity                            216,217,204        146,721,736        142,579,526       135,172,579
                                             =============      =============      =============     =============

Segment Return on Equity - Annualized                -86.6%            -151.5%             -10.5%            -20.7%
                                             =============      =============      =============     =============

                                                                          DECEMBER 31, 2004
                                             ----------------------------------------------------------------------
                                             FIRST QUARTER       SECOND QUARTER    THIRD QUARTER     FOURTH QUARTER
                                             -------------       --------------    -------------     --------------
CORPORATE

Net investment income, including realized
     realized capital gains and (losses)         1,387,046            567,106           545,081           592,112
Expenses                                         1,694,885          6,518,238         1,489,025         1,572,865
                                             -------------        -----------       -----------       -----------

Net income                                        (307,839)        (5,951,132)         (943,944)         (980,753)
                                             =============        ===========       ===========       ===========

Invested assets                                 82,300,712         83,911,530        78,104,079        64,367,820
                                             -------------        -----------       -----------       -----------

Total Assets                                    84,886,361         86,128,401        79,890,539        66,104,207
                                             =============        ===========       ===========       ===========

Total Liabilities                                4,951,505         14,063,895         5,519,109         6,186,995
                                             =============        ===========       ===========       ===========

Shareholders equity                             79,934,856         72,064,506        74,371,430        59,917,212
                                             =============        ===========       ===========       ===========

Segment Return on Equity - Annualized                 -1.6%             -31.3%             -5.2%             -5.8%
                                             =============        ===========       ===========       ===========

CONSOLIDATED

Net premiums and fees                           15,385,573         11,859,449        10,930,742        14,597,633
Net investment income, including
     realized capital gains and (losses)        10,537,048          4,224,967         5,261,282         4,294,871
                                             -------------        -----------       -----------       -----------
Total Revenues                                  25,922,621         16,084,416        16,192,024        18,892,505
                                             -------------        -----------       -----------       -----------

Policyholder Benefits                           13,773,908         10,591,692        11,183,047       (16,048,057)
Expenses                                        10,948,359         11,923,102         8,104,682        94,575,328
Financing costs                                          -                  -                 -                 -
                                             -------------        -----------       -----------       -----------
Total benefits and expenses                     24,722,267         22,514,794        19,287,729        78,527,271
                                             -------------        -----------       -----------       -----------

Net income (loss), before cumulative             1,200,354         (6,430,378)       (3,095,705)      (59,634,766)
     effect of FAS 133/SOP 03-1
Cumulative effect of FAS 133/SOP 03-1             (365,960)                 -                 -                 -
                                             -------------        -----------       -----------       -----------

Net Income (Loss)                                  834,394         (6,430,378)       (3,095,705)      (59,634,766)
                                             =============        ===========       ===========       ===========

Invested assets, including funds withheld      806,819,776        783,423,198       783,423,198       194,844,280
                                             -------------        -----------       -----------       -----------

Total Assets                                 1,003,572,318        972,511,638       920,623,955       289,405,356
                                             =============        ===========       ===========       ===========

Policyholder benefit and interest
     sensitive contract liabilities            838,515,048        806,577,699       773,652,318       167,614,852
                                             -------------        -----------       -----------       -----------

Total Liabilities                              866,637,462        845,447,132       794,552,525       222,988,144
                                             =============        ===========       ===========       ===========

Shareholders equity                            136,934,856        127,064,506       126,071,430        66,417,212
                                             =============        ===========       ===========       ===========

Segment Return on Equity - Annualized                  3.5%             -19.5%             -9.8%           -247.8%
                                             =============        ===========       ===========       ===========